UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) June 4, 2007 (May 30, 2007)
WELLSFORD REAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

1-12917	13-3926898

(Commission File Number)	(IRS Employer Identification No.)

535 Madison Avenue, New York, NY	10022

(Address of Principal Executive Offices)	(Zip Code)
(212) 838-3400

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-3.1: ARTICLES OF AMENDMENT
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE
EX-99.3: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement
     On May 17, 2007, Wellsford Real Properties, Inc. (the “Company”) and Reis Services, LLC (“Reis Services”), a Maryland limited liability company and wholly owned subsidiary of the Company, entered into (i) a Third Amended and Restated Employment Agreement with Jeffrey H. Lynford, (ii) an Employment Agreement with Mark P. Cantaluppi, (ii) an amendment to their Employment Agreement with Lloyd Lynford, and (iv) an amendment to their Employment Agreement with Jonathan Garfield (each, an “Employment Agreement”). On April 23, 2007, Reis Services and the Company (with respect to certain limited obligations made it) entered into an employment agreement with William Sander (collectively with the above described agreements, referred to as the “Employment Agreements”). Each of the Employments Agreements included the consummation of the Merger, described in Item 2.01 below, as a condition to its effectiveness. Therefore, on May 30, 2007, each of the Employment Agreements became effective. For a description of each of the Employment Agreements, reference is made to the description of such agreements in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission of May 18, 2007 and in the Company’s amended Annual Report of Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2007, which descriptions are incorporated by reference herein.
Item 2.01 Completion of Acquisition or Disposition of Assets
     On May 30, 2007, pursuant to the terms and conditions of that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 11, 2006, as amended on March 30, 2007, among Reis Services, the Company and Reis, Inc., (“Reis”) a Delaware corporation, Reis was merged (the “Merger”) with and into Reis Services, with Reis Services surviving the Merger as a wholly owned subsidiary of the Company. The aggregate merger consideration, which was $34,573,452 in cash and 6,794,530 shares of the Company’s common stock (including shares issued to Wellsford Capital, a subsidiary of the Company), valued at $8.16 per share, was paid to Reis stockholders, in the aggregate, 50% in cash and 50% in shares of Wellsford common stock.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 6, 2007, the board of directors (the “Board”) of the Company appointed Lloyd Lynford, Jonathan Garfield, Michael J. Del Giudice and M. Christian Mitchell to fill four vacancies on the Board of the Company, each appointment to become effective only upon the consummation of the Merger as described above. Therefore, on May 30, 2007, Mr. Lloyd Lynford, Mr. Garfield, Mr. Del Giudice and Mr. Mitchell became members of the Board.
     Additionally, upon the effectiveness of their respective Employment Agreements, Jeffrey Lynford is no longer serving as President and Chief Executive Officer of the Company but continues his service as Chairman of the Board and Mr. Lloyd Lynford became the President and Chief Executive Officer of the Company. Prior to the Merger, Lloyd Lynford served as a director as well as the President, Chief Executive Officer and Treasurer of Reis. Lloyd Lynford was also a 22.3% stockholder of Reis prior to the Merger and received 1,182,033 shares of the Company, valued at $8.16 per share, and approximately $10,472,470 in cash as merger consideration. Jeffrey Lynford and Lloyd Lynford are brothers.
     Upon the effectiveness of his Employment Agreement, Mr. Garfield became the Executive Vice President of the Company. Mr. Garfield served as a director as well as the Executive Vice President and Secretary of Reis prior to the Merger. Mr. Garfield was also a 14.9% stockholder of Reis prior to the Merger and received 787,080 shares of the Company, valued at $8.16 per share, and $6,973,086 in cash as merger consideration.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On June 1, 2007, the Company filed Articles of Amendment with the Department of Assessments and Taxation of the State of Maryland, whereby the Company changed its corporate name from “Wellsford Real Properties, Inc.” to “Reis, Inc.” A copy of the Articles of Amendment is filed as Exhibit 3.1 hereto and incorporated herein by reference.
Item 8.01 Other Events.

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     On May 30, 2007, the Company issued a press release announcing that its stockholders, at its annual meeting held on May 30, 2007, approved the proposal for the Company to issue approximately 4.2 million shares (not including the approximately 2.5 million shares to be issued to a subsidiary of the Company) of its common stock in connection with the Merger and pursuant to the terms of the Merger Agreement. Separately, at Reis’s special meeting of stockholders, which was also held on May 30, 2007, the Reis stockholders adopted the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.
     Also on May 30, 2007, the Company issued a press release announcing that it completed the Merger and that simultaneously with the consummation of the Merger, the Company terminated its previously adopted plan of liquidation. A copy of the press release is filed as Exhibit 99.2 hereto and incorporated herein by reference.
     On May 31, 2007, the Company issued a press release announcing that, as an inducement for four former executive officers of Reis to enter into employment agreements with Reis Services, which became effective on May 30, 2007, the Company issued to William Sander, Michael Richardson, Paul Grier and Dr. Sameer Chandan options to purchase an aggregate of 250,000 shares of its common stock at an exercise price of $10.40 per share. Pursuant to the Merger Agreement and their respective employment agreements, Mr. Sander became the Chief Operating Officer of Reis Services, Mr. Richardson became the Senior Vice President of Sales for Reis Services, Mr. Grier became the Senior Vice President of Technology for Reis Services and Dr. Chandan became the Chief Economist and Senior Vice President of Economic Research of Reis Services. A copy of the press release is filed as Exhibit 99.3 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
3.1	Articles of Amendment of Wellsford Real Properties, Inc., effective June 1, 2007.

99.1	Press Release, dated May 30, 2007, announcing that Wellsford Real Properties, Inc. and Reis, Inc. stockholders approved the merger.

99.2	Press Release, dated May 30, 2007, announcing the completion of the merger with Reis, Inc.

99.3	Press Release, dated May 30, 2007, announcing employment inducement option grants.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLSFORD REAL PROPERTIES, INC.

By:	/s/ Mark P. Cantaluppi
Mark P. Cantaluppi
Vice President, Chief Financial Officer

Date: June 4, 2007

Exhibit Index
3.1	Articles of Amendment of Wellsford Real Properties, Inc., effective June 1, 2007.

99.1	Press Release, dated May 30, 2007, announcing that Wellsford Real Properties, Inc. and Reis, Inc. stockholders approved the merger.

99.2	Press Release, dated May 30, 2007, announcing the completion of the merger with Reis, Inc.

99.3	Press Release, dated May 30, 2007, announcing employment inducement option grants.